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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 24, 2005

                           MARINE PRODUCTS CORPORATION
             (Exact name of registrant as specified in its charter)

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          Delaware                     1-16263               58-2572419
(State or Other Jurisdiction       (Commission File        (IRS Employer
      of Incorporation)                 Number)          Identification No.)

                 2170 Piedmont Road, NE, Atlanta, Georgia 30324
               (Address of principal executive office) (zip code)

       Registrant's telephone number, including area code: (404) 321-7910

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On May 24, 2005, Marine Products Corporation issued a press release titled, "Marine Products Corporation to Present at the 16th Annual Wall Street Analyst Forum," which announced a presentation that Marine Products was to make on Wednesday, June 1, 2005 at 11:40 A.M. Eastern Time.

Item 9.01 Financial Statements and Exhibits.

      (c)   Exhibits.

      Exhibit 99 - Press Release dated May 24, 2005.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Marine Products Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           Marine Products Corporation.

Date: May 24, 2005                         /s/ BEN M. PALMER
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                                           Ben M. Palmer
                                           Vice President,
                                           Chief Financial Officer and Treasurer


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